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Exhibit 10.2



PROMISSORY NOTE



$45,000.00                                                 BALTIMORE, MARYLAND
                                                                  July 2, 1998


   ON DEMAND, the undersigned promises to pay to the order of Chapman Capital Management, Inc. forty five thousand ($45,000), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 5.48% per annum.

                                                    /s/ NATHAN A. CHAPMAN, JR.
                                                    --------------------------
                                                    Nathan A. Chapman, Jr.